http://www.zarlink.com

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) DECEMBER 28, 2001
                                                        -----------------

                           ZARLINK SEMICONDUCTOR INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            CANADA                        1-8139                    NONE
-------------------------------    ---------------------      ----------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

         400 March Road
    Ottawa, Ontario, Canada                             K2K 3H4
    -----------------------                          -------------
     (Address of principal                           (Postal Code)
       executive offices)

       Registrant's telephone number, including area code: (613) 592-0200
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.         OTHER EVENTS
-------         ------------

Zarlink Semiconductor Inc. ("Zarlink" or the "Company") has historically prepared and filed its financial statements in Canadian dollars and in accordance with Canadian Generally Accepted Accounting Principles ("GAAP") with a reconciliation to United States ("U.S.") GAAP. Beginning with the Company's Form 10-Q for the fiscal quarter ended December 28, 2001, the Company intends to report its financial results in United States dollars and in accordance with U.S. GAAP. The Company made this change in reporting currency to enhance its communication with its shareholders and customers using the currency and accounting rules that are more familiar to these groups. This presentation is also more consistent with the presentation of the financial results of its industry counterparts and competitors. The Company's functional currencies have not changed.

In keeping with Canadian legislation, the Company will also report under Canadian GAAP (in United States dollars) to the Canadian regulatory authorities, and will provide this information to shareholders. The selected consolidated information provided with this Current Report on Form 8-K has been restated to provide information for prior periods in United States dollars and in accordance with U.S. GAAP.

This selected consolidated financial information has been prepared by the Company in accordance with accounting principles generally accepted in the United States which, in the case of the Company, conforms in all material respects with accounting principles generally accepted in Canada, except as fully described in Note 23 to the Company's audited consolidated financial statements as at and for the fiscal year ended March 30, 2001, included in the Company's Form 10-K for the fiscal year ended March 30, 2001. The selected consolidated financial information for the fiscal years ended March have been derived from audited financial statements. The quarterly selected consolidated financial information is unaudited.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
-------         ---------------------------------

The selected consolidated financial information for the fiscal years ended March have been derived from audited financial statements. The quarterly selected consolidated financial information is unaudited.

Consolidated Balance Sheets
---------------------------

As at March 30, 2001 and March 31, 2000........................................5

As at September 28, 2001, June 29, 2001, March 30, 2001,
  December 29, 2000, September 29, 2000 and June 30, 2000......................6

Consolidated Statements of Income (Loss)
----------------------------------------

For the fiscal years ended March 30, 2001, March, 31, 2000, and
  March 26, 1999...............................................................7

Fiscal 2002, for the quarters ended June 29, 2001 and September 28, 2001 and the six months ended September 28, 2001..................................8

Fiscal 2001, for the quarters ended June 30, 2000, September 29, 2000,
  December 29, 2000 and March 30, 2001.........................................9

Fiscal 2000, for the quarters ended June 25, 1999, September 24, 1999,
  December 24, 1999 and March 31, 2000........................................10

Consolidated Statements of Deficit and Accumulated Other Comprehensive Income
-----------------------------------------------------------------------------

For the fiscal years ended March 30, 2001, March, 31, 2000, and
  March 26, 1999..............................................................11

Fiscal 2002, for the quarters ended June 29, 2001 and September 28, 2001 and the six months ended September 28, 2001.................................12

Fiscal 2001, for the quarters ended June 30, 2000, September 29, 2000,
  December 29, 2000 and March 30, 2001........................................13

Fiscal 2000, for the quarters ended June 25, 1999, September 24, 1999,
  December 24, 1999 and March 31, 2000........................................14

Consolidated Statements of Cash Flows
-------------------------------------

For the six months ended September 28, 2001, and the fiscal years ended
  March 30, 2001 and March 31, 2000...........................................15

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZARLINK SEMICONDUCTOR INC.
                                             (Registrant)

Date February 7, 2002                       /s/ Jean-Jacques Carrier
     ----------------                       ---------------------------------
                                            Jean-Jacques Carrier
                                            Senior Vice President of Finance
                                            and Chief Financial Officer

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                         CONSOLIDATED BALANCE SHEETS (1)
                     (in millions of U.S. dollars, US GAAP)

                                                          March 30,    March 31,
                                                            2001         2000
                                                         ----------    ---------
ASSETS

Current assets:
  Cash and cash equivalents                                $179.9        $134.5
  Short-term investments                                       --          22.6
  Accounts receivable                                        54.2         198.3
  Inventories                                                84.9         129.1
  Investment tax credits recoverable                         10.0           6.9
  Deferred income tax assets                                  0.8            --
  Prepaid expenses and other                                  8.1          14.6
                                                           ------        ------
                                                            337.9         506.0
                                                           ------        ------
Fixed assets:
  Cost                                                      361.9         557.9
  Accumulated amortization                                 (264.1)       (251.3)
                                                           ------        ------
                                                             97.8         306.6
                                                           ------        ------
Long-term receivables                                        10.0          13.1
Long-term investments                                        15.7            --
Acquired intangible assets                                    3.9           1.7
Other assets                                                  3.6           7.8
                                                           ------        ------
                                                           $468.9        $835.2
                                                           ======        ======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued liabilities                 $ 93.2        $146.7
  Income and other taxes payable                              5.1          21.7
  Deferred income tax liabilities                             4.6            --
  Deferred revenue                                            3.7          30.3
  Current portion of long-term debt                           5.8          39.8
                                                           ------        ------
                                                            112.4         238.5
Long-term debt                                                4.8         149.6
Pension liability                                            10.9          12.0
Deferred income tax liabilities                               4.6           6.7
                                                           ------        ------
                                                            132.7         406.8
                                                           ------        ------
Redeemable preferred shares                                  21.4          23.5
                                                           ------        ------

Shareholders' equity:
  Common shares                                             682.3         525.0
  Deficit                                                  (400.2)       (127.4)
  Accumulated other comprehensive income                     32.7           7.3
                                                           ------        ------
                                                            314.8         404.9
                                                           ------        ------
                                                           $468.9        $835.2
                                                           ======        ======

(1) The selected consolidated financial information for the fiscal years ended March has been derived from audited financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                         CONSOLIDATED BALANCE SHEETS (1)
                     (in millions of U.S. dollars, US GAAP)

                                         Sept. 28,    June 29,     March 30,    Dec. 29,    Sept. 29,    June 30,
                                           2001         2001         2001         2000        2000         2000
                                         ---------    --------     ---------    --------    ---------    --------
ASSETS

Current assets:
  Cash and cash equivalents               $132.4       $156.2       $179.9       $163.0       $151.0      $ 63.5
  Short investments                           --           --           --          1.6          1.6        48.6
  Accounts receivable                       35.7         44.5         54.2        182.5        191.4       199.1
  Inventories                               53.4         59.2         84.9        130.3        126.1       133.4
  Investment tax credits recoverable          --          7.8         10.0           --           --          --
  Deferred income tax assets                 3.5          3.6          0.8          5.5          3.8         6.4
  Prepaid expenses and other                12.8         10.3          8.1         24.9         23.4        26.8
                                          ------       ------       ------       ------       ------      ------
                                           237.8        281.6        337.9        507.8        497.3       477.8
                                          ------       ------       ------       ------       ------      ------
Fixed assets:
  Cost                                     379.4        371.5        361.9        562.8        553.5       552.0
  Accumulated amortization                (275.6)      (272.3)      (264.1)      (276.9)      (269.1)     (258.7)
                                          ------       ------       ------       ------       ------      ------
                                           103.8         99.2         97.8        285.9        284.4       293.3
                                          ------       ------       ------       ------       ------      ------
Long-term receivables                       15.6         10.2         10.0         16.5         15.0        15.2
Long-term investments                       16.7         17.9         15.7           --           --          --
Acquired intangible assets                   2.3          3.2          3.9        140.3        174.5         0.8
Other assets                                 1.6          1.6          3.6         14.0          7.3         6.0
                                          ------       ------       ------       ------       ------      ------
                                          $377.8       $413.7       $468.9       $964.5       $978.5      $793.1
                                          ======       ======       ======       ======       ======      ======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued
    liabilities                           $ 78.3       $ 97.8       $ 93.2       $140.8       $122.7      $126.3
  Income and other taxes payable             1.8          5.9          5.1          1.7          6.2         7.3
  Deferred income tax liabilities             --           --          4.6          5.9          4.4         7.9
  Deferred revenue                           4.1          4.0          3.7         25.6         26.5        29.5
  Current portion of long-term debt          4.6          5.5          5.8         20.6         20.1        20.6
                                          ------       ------       ------       ------       ------      ------
                                            88.8        113.2        112.4        194.6        179.9       191.6
Long-term debt                               2.5          3.2          4.8        134.0        138.6       142.7
Pension liability                           11.0         10.6         10.9         11.7         11.1        12.0
Deferred income tax liabilities             10.0          4.4          4.6         10.9         11.9        13.5
                                          ------       ------       ------       ------       ------      ------
                                           112.3        131.4        132.7        351.2        341.5       359.8
                                          ------       ------       ------       ------       ------      ------
Redeemable preferred shares                 21.0         22.0         21.4         22.5         22.6        23.1
                                          ------       ------       ------       ------       ------      ------

Shareholders' equity:
  Common shares                            689.8        713.5        682.3        714.4        719.2       517.6
  Deficit                                 (481.4)      (461.2)      (400.2)      (133.8)      (111.4)     (109.9)
  Accumulated other comprehensive
    income (loss)                           36.1          8.0         32.7         10.2          6.6         2.5
                                          ------       ------       ------       ------       ------      ------
                                           244.5        260.3        314.8        590.8        614.4       410.2
                                          ------       ------       ------       ------       ------      ------
                                          $377.8       $413.7       $468.9       $964.5       $978.5      $793.1
                                          ======       ======       ======       ======       ======      ======

(1) The selected consolidated financial information for the fiscal year ended March has been derived from audited financial statements. The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                  CONSOLIDATED STATEMENTS OF INCOME (LOSS) (1)
           (in millions of U.S. dollars except share amounts, US GAAP)

                                           March 30,      March 31,    March 26,
                                             2001           2000         1999
                                           ---------      ---------    ---------
Revenue                                     $ 450.2       $ 409.9       $ 371.2

Cost of sales                                 224.0         216.6         211.1
                                            -------       -------       -------
Gross margin                                  226.2         193.3         160.1
                                            -------       -------       -------

Expenses:
  Research and development - net               83.4          64.3          65.2
  Selling and administrative                   91.5          69.8          66.0
  Stock-based compensation                      3.8            --            --
  Impairment of capital assets                237.6            --            --
  Gain on sale of capital assets                 --            --          (4.0)
  Amortization of acquired intangibles         65.3           9.6            --
                                            -------       -------       -------
                                              481.6         143.7         127.2
                                            -------       -------       -------
Operating income (loss) from
  continuing operations                      (255.4)         49.6          32.9
Equity loss from investment in
  Optenia, Inc.                                (0.6)           --            --
Other expenses - net                          (12.3)         (2.9)        (20.3)
Debt issue costs                               (3.8)         (0.3)         (4.8)
                                            -------       -------       -------
Income (loss) from continuing
  operations before income taxes             (272.1)         46.4           7.8
Income tax expense                             (6.3)        (12.2)         (8.3)
                                            -------       -------       -------
Net income (loss) from continuing
  operations                                 (278.4)         34.2          (0.5)
                                            -------       -------       -------
Income (loss) from discontinued
  operations                                   (5.7)         21.4           4.9
Gain (loss) on disposal of
  discontinued operations                      13.3          (5.4)        (10.8)
                                            -------       -------       -------
                                                7.6          16.0          (5.9)
                                            -------       -------       -------
Net income (loss)                           $(270.8)      $  50.2       $  (6.4)
                                            =======       =======       =======

Net income (loss) attributable to
  common shareholders after
  preferred share dividends                 $(272.8)      $  48.1       $  (8.5)
                                            =======       =======       =======
Net income (loss) per common share
  from continuing operations:
   Basic                                    $ (2.32)      $  0.28       $ (0.02)
                                            =======       =======       =======
   Diluted                                  $ (2.32)      $  0.27       $ (0.02)
                                            =======       =======       =======
Net income (loss) per common share:
   Basic                                    $ (2.25)      $  0.42       $ (0.07)
                                            =======       =======       =======
   Diluted                                  $ (2.25)      $  0.41       $ (0.07)
                                            =======       =======       =======
Weighted average number of common
  shares outstanding (millions):
   Basic                                      121.1         114.7         114.0
                                            =======       =======       =======
   Diluted                                    122.2         117.1         115.5
                                            =======       =======       =======

(1) The selected consolidated financial information for the fiscal years ended March has been derived from audited financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                       CONSOLIDATED STATEMENTS OF LOSS (1)
           (in millions of U.S. dollars except share amounts, US GAAP)

                                                   Three Months Ended         Six Months Ended
                                                 ----------------------       ----------------
                                                 June 29,     Sept. 28,          Sept. 28,
                                                   2001          2001               2001
                                                 --------     ---------       ----------------
Revenue                                           $  67.8       $  50.5              $ 118.3

Cost of sales                                        62.4          33.7                 96.1
                                                  -------       -------              -------
Gross margin                                          5.4          16.8                 22.2
                                                  -------       -------              -------
Expenses:
  Research and development - net                     20.3          18.7                 39.0
  Selling and administrative                         16.0          14.8                 30.8
  Stock-based compensation                            3.9           2.4                  6.3
  Special charge                                     34.6            --                 34.6
  Amortization of acquired intangibles                1.4           0.8                  2.2
                                                  -------       -------              -------
                                                     76.2          36.7                112.9
                                                  -------       -------              -------
Operating loss from continuing operations           (70.8)        (19.9)               (90.7)
Equity loss from investment in Optenia, Inc.         (0.5)         (0.9)                (1.4)
Other income - net                                    8.2           0.6                  8.8
                                                  -------       -------              -------
Loss from continuing operations before
  income taxes                                      (63.1)        (20.2)               (83.3)
Income tax recovery                                   2.6           0.5                  3.1
                                                  -------       -------              -------
Net loss                                          $ (60.5)      $ (19.7)             $ (80.2)
                                                  =======       =======              =======
Net income (loss) attributable to
  common shareholders after preferred
  share dividends                                 $ (61.0)      $ (20.2)             $ (81.2)
                                                  =======       =======              =======
Net income (loss) per common share
  from continuing operations:
   Basic                                          $ (0.49)      $ (0.16)             $ (0.65)
                                                  =======       =======              =======
   Diluted                                        $ (0.49)      $ (0.16)             $ (0.65)
                                                  =======       =======              =======
Net income (loss) per common share:
   Basic                                          $ (0.49)      $ (0.16)             $ (0.65)
                                                  =======       =======              =======
   Diluted                                        $ (0.49)      $ (0.16)             $ (0.65)
                                                  =======       =======              =======
Weighted average number of common
  shares outstanding (millions):
   Basic                                            124.6         125.6                125.4
                                                  =======       =======              =======
   Diluted                                          127.6         127.8                127.6
                                                  =======       =======              =======

(1) The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                  CONSOLIDATED STATEMENTS OF INCOME (LOSS) (1)
           (in millions of U.S. dollars except share amounts, US GAAP)

                                                                                        Fiscal year
                                                      Three months ended                   ended
                                          --------------------------------------------  -----------
                                          June 30,    Sept. 29,   Dec. 29,   March 30,   March 30,
                                            2000        2000       2000        2001        2001
                                          --------    ---------   --------   ---------  -----------
Revenue                                   $ 124.5     $ 131.2     $ 112.1     $  82.4     $ 450.2

Cost of sales                                58.8        64.0        53.0        48.2       224.0
                                          -------     -------     -------     -------     -------
Gross margin                                 65.7        67.2        59.1        34.2       226.2
                                          -------     -------     -------     -------     -------

Expenses:
  Research and development - net             16.6        18.6        21.6        26.6        83.4
  Selling and administrative                 19.7        22.2        26.4        23.2        91.5
  Stock-based compensation                     --         1.1         2.0         0.7         3.8
  Impairment of capital assets                 --          --          --       237.6       237.6
  Amortization of acquired intangibles        0.1        20.4        22.7        22.1        65.3
                                          -------     -------     -------     -------     -------
                                             36.4        62.3        72.7       310.2       481.6
                                          -------     -------     -------     -------     -------
Operating income (loss) from
  continuing operations                      29.3         4.9       (13.6)     (276.0)     (255.4)
Equity loss from investment in
  Optenia, Inc.                                --          --          --        (0.6)       (0.6)
Other income (expense) - net                  1.2        (1.5)        0.4       (12.4)      (12.3)
Debt issue costs                             (0.4)         --          --        (3.4)       (3.8)
                                          -------     -------     -------     -------     -------
Income (loss) from continuing
  operations before income taxes             30.1         3.4       (13.2)     (292.4)     (272.1)
Income tax recovery (expense)                (8.4)       (8.0)       (3.1)       13.2        (6.3)
                                          -------     -------     -------     -------     -------
Net income (loss) from continuing
  operations                                 21.7        (4.6)      (16.3)     (279.2)     (278.4)
                                          -------     -------     -------     -------     -------
Income (loss) from discontinued
  operations                                 (3.7)        3.6        (5.6)         --        (5.7)
Gain on disposal of discontinued
  operations                                   --          --          --        13.3        13.3
                                          -------     -------     -------     -------     -------
                                             (3.7)        3.6        (5.6)       13.3         7.6
                                          -------     -------     -------     -------     -------
Net income (loss)                         $  18.0     $  (1.0)    $ (21.9)    $(265.9)    $(270.8)
                                          =======     =======     =======     =======     =======
Net income (loss) attributable to
  common shareholders after
  preferred share dividends               $  17.5     $  (1.5)    $ (22.4)    $(266.4)    $(272.8)
                                          =======     =======     =======     =======     =======
Net income (loss) per common
  share from continuing operations:
   Basic                                  $  0.19     $ (0.04)    $ (0.14)    $ (2.25)    $ (2.32)
                                          =======     =======     =======     =======     =======
   Diluted                                $  0.18     $ (0.04)    $ (0.14)    $ (2.25)    $ (2.32)
                                          =======     =======     =======     =======     =======
Net income (loss) per common share:
   Basic                                  $  0.15     $ (0.01)    $ (0.18)    $ (2.14)    $ (2.25)
                                          =======     =======     =======     =======     =======
   Diluted                                $  0.15     $ (0.01)    $ (0.18)    $ (2.14)    $ (2.25)
                                          =======     =======     =======     =======     =======
Weighted average number of common
  shares outstanding (millions):
   Basic                                    114.2       121.3       124.4       124.4       121.1
                                          =======     =======     =======     =======     =======
   Diluted                                  119.3       127.1       126.0       126.1       122.2
                                          =======     =======     =======     =======     =======

(1) The selected consolidated financial information for the fiscal year ended March has been derived from audited financial statements. The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                      CONSOLIDATED STATEMENTS OF INCOME (1)
           (in millions of U.S. dollars except share amounts, US GAAP)

                                                                                         Fiscal year
                                                    Three months ended                      ended
                                         ----------------------------------------------  -----------
                                         June 25,    Sept. 24,    Dec. 24,    March 31,   March 31,
                                           1999        1999         1999         2000       2000
                                         --------    ---------    --------    ---------  -----------
Revenue                                   $  84.9     $  93.8     $ 110.9     $ 120.3      $ 409.9

Cost of sales                                51.2        53.2        57.7        54.5        216.6
                                          -------     -------     -------     -------      -------
Gross margin                                 33.7        40.6        53.2        65.8        193.3
                                          -------     -------     -------     -------      -------

Expenses:
  Research and development - net             14.8        13.1        17.1        19.3         64.3
  Selling and administrative                 17.0        18.1        18.7        16.0         69.8
  Amortization of acquired intangibles        2.6         2.6         2.6         1.8          9.6
                                          -------     -------     -------     -------      -------
                                             34.4        33.8        38.4        37.1        143.7
                                          -------     -------     -------     -------      -------
Operating income from continuing
  operations                                 (0.7)        6.8        14.8        28.7         49.6
Equity loss from investment in
  Optenia, Inc.                                --          --          --          --           --
Other income (expense) - net                  1.9         1.4        (4.8)       (1.4)        (2.9)
Debt issue costs                               --          --          --        (0.3)        (0.3)
                                          -------     -------     -------     -------      -------
Income from continuing operations
  before income taxes                         1.2         8.2        10.0        27.0         46.4
Income tax recovery (expense)                 0.1        (2.5)       (5.9)       (3.9)       (12.2)
                                          -------     -------     -------     -------      -------
Net income from continuing operations         1.3         5.7         4.1        23.1         34.2
                                          -------     -------     -------     -------      -------
Income (loss) from discontinued
  operations                                  0.9         7.3        10.4         2.8         21.4
Loss on disposal of discontinued
  operations                                   --          --        (5.4)         --         (5.4)
                                          -------     -------     -------     -------      -------
                                              0.9         7.3         5.0         2.8         16.0
                                          -------     -------     -------     -------      -------
Net income                                $   2.2     $  13.0     $   9.1     $  25.9      $  50.2
                                          =======     =======     =======     =======      =======
Net income (loss) attributable to
  common shareholders after
  preferred share dividends               $   1.7     $  12.5     $   8.6     $  25.3      $  48.1
                                          =======     =======     =======     =======      =======
Net income per common share from
  continuing operations:
   Basic                                  $  0.01     $  0.05     $  0.03     $  0.20      $  0.28
                                          =======     =======     =======     =======      =======
   Diluted                                $  0.01     $  0.04     $  0.03     $  0.19      $  0.27
                                          =======     =======     =======     =======      =======
Net income per common share:
   Basic                                  $  0.01     $  0.11     $  0.08     $  0.22      $  0.42
                                          =======     =======     =======     =======      =======
   Diluted                                $  0.01     $  0.11     $  0.07     $  0.21      $  0.41
                                          =======     =======     =======     =======      =======
Weighted average number of common
  shares outstanding (millions):
   Basic                                    116.5       114.9       113.7       113.8        114.7
                                          =======     =======     =======     =======      =======
   Diluted                                  117.4       116.7       116.4       117.8        117.1
                                          =======     =======     =======     =======      =======

(1) The selected consolidated financial information for the fiscal year ended March has been derived from audited financial statements. The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                       CONSOLIDATED STATEMENTS OF DEFICIT
                 AND ACCUMULATED OTHER COMPREHENSIVE INCOME (1)
                     (in millions of U.S. dollars, US GAAP)

                                                March 30,   March 31,  March 26,
                                                  2001        2000       1999
                                                ---------   --------   ---------
Deficit, beginning of period                     (127.4)     (161.7)     (153.2)

Net income (loss)                                (270.8)       50.2        (6.4)
                                                -------     -------     -------
                                                 (398.2)     (111.5)     (159.6)

Cost of common share repurchase                      --       (13.8)         --

Preferred share dividends                          (2.0)       (2.1)       (2.1)
                                                -------     -------     -------
Deficit, end of period                          $(400.2)    $(127.4)    $(161.7)
                                                =======     =======     =======

                                                March 30,   March 31,  March 26,
                                                  2001        2000       1999
                                                ---------   --------   ---------
Accumulated other comprehensive
  income, beginning of period                   $   7.3     $  33.3     $   9.4

Foreign currency translation adjustment            25.4       (26.0)       23.9
                                                -------     -------     -------

Accumulated other comprehensive
  income, end of period                         $  32.7     $   7.3     $  33.3
                                                =======     =======     =======

(1) The selected consolidated financial information for the fiscal years ended March has been derived from audited financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                       CONSOLIDATED STATEMENTS OF DEFICIT
                 AND ACCUMULATED OTHER COMPREHENSIVE INCOME (1)
                     (in millions of U.S. dollars, US GAAP)

                                     Three Months Ended        Six Months Ended
                                    ---------------------      ----------------
                                    June 29,    Sept. 28,          Sept. 28,
                                      2001         2001              2001
                                    --------    ---------      ----------------
Deficit, beginning of period        $(400.2)    $(461.2)             $(400.2)

Net loss                              (60.5)      (19.7)               (80.2)
                                    -------     -------              -------
                                     (460.7)     (480.9)              (480.4)

Preferred share dividends              (0.5)       (0.5)                (1.0)
                                    -------     -------              -------
Deficit, end of period              $(461.2)    $(481.4)             $(481.4)
                                    =======     =======              =======

                                     Three Months Ended        Six Months Ended
                                    ---------------------      ----------------
                                    June 29,    Sept. 28,          Sept. 28,
                                      2001         2001              2001
                                    --------    ---------      ----------------
Accumulated other comprehensive
  income, beginning of period       $  32.7     $   8.0              $  32.7

Unrealized net derivative losses
  on cash flow hedges                  (1.2)        0.6                 (0.6)
Foreign currency translation
  adjustment                          (23.5)       27.5                  4.0
                                    -------     -------              -------

Accumulated other comprehensive
  income, end of period             $   8.0     $  36.1              $  36.1
                                    =======     =======              =======

(1) The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                       CONSOLIDATED STATEMENTS OF DEFICIT
                 AND ACCUMULATED OTHER COMPREHENSIVE INCOME (1)
           (in millions of U.S. dollars except share amounts, US GAAP)

                                                                                  Fiscal year
                                                Three months ended                   ended
                                   ---------------------------------------------  -----------
                                   June 30,    Sept. 29,   Dec. 29,    March 30,   March 30,
                                     2000         2000       2000        2001        2001
                                   --------    ---------   --------    ---------  -----------
Deficit, beginning of period       $(127.4)    $(109.9)    $(111.4)    $(133.8)     $(127.4)

Net income (loss)                     18.0        (1.0)      (21.9)     (265.9)      (270.8)
                                   -------     -------     -------     -------      -------
                                    (109.4)     (110.9)     (133.3)     (399.7)      (398.2)

Preferred share dividends             (0.5)       (0.5)       (0.5)       (0.5)        (2.0)
                                   -------     -------     -------     -------      -------
Deficit, end of period             $(109.9)    $(111.4)    $(133.8)    $(400.2)     $(400.2)
                                   =======     =======     =======     =======      =======

                                                                                  Fiscal year
                                                Three months ended                   ended
                                   ---------------------------------------------  -----------
                                   June 30,    Sept. 29,   Dec. 29,    March 30,   March 30,
                                     2000         2000       2000        2001        2001
                                   --------    ---------   --------    ---------  -----------
Accumulated other comprehensive
  income, beginning of period      $   7.3     $   2.5     $   6.6     $  10.2      $   7.3

Foreign currency translation
  adjustment                          (4.8)        4.1         3.6        22.5         25.4
                                   -------     -------     -------     -------      -------
Accumulated other comprehensive
  income, end of period            $   2.5     $   6.6     $  10.2     $  32.7      $  32.7
                                   =======     =======     =======     =======      =======

(1) The selected consolidated financial information for the fiscal year ended March has been derived from audited financial statements. The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                       CONSOLIDATED STATEMENTS OF DEFICIT
                 AND ACCUMULATED OTHER COMPREHENSIVE INCOME (1)
           (in millions of U.S. dollars except share amounts, US GAAP)

                                                                                   Fiscal year
                                                Three months ended                    ended
                                   ---------------------------------------------   -----------
                                   June 25,    Sept. 24,   Dec. 24,    March 31,    March 31,
                                     1999        1999        1999        2000         2000
                                   --------    ---------   --------    ---------   -----------
Deficit, beginning of period       $(161.7)    $(160.0)    $(156.4)    $(152.7)      $(161.7)

Net income                             2.2        13.0         9.1        25.9          50.2
                                   -------     -------     -------     -------       -------
                                    (159.5)     (147.0)     (147.3)     (126.8)       (111.5)

Cost on common share repurchase         --        (8.9)       (4.9)         --         (13.8)

Preferred share dividends             (0.5)       (0.5)       (0.5)       (0.6)         (2.1)
                                   -------     -------     -------     -------       -------
Deficit, end of period             $(160.0)    $(156.4)    $(152.7)    $(127.4)      $(127.4)
                                   =======     =======     =======     =======       =======

                                                                                   Fiscal year
                                                Three months ended                    ended
                                   ---------------------------------------------   -----------
                                   June 25,    Sept. 24,   Dec. 24,    March 31,    March 31,
                                     1999        1999        1999        2000         2000
                                   --------    ---------   --------    ---------   -----------
Accumulated other comprehensive
  income, beginning of period      $  33.3     $  11.4     $  24.0     $  18.4       $  33.3

Foreign currency translation
  adjustment                         (21.9)       12.6        (5.6)      (11.1)        (26.0)
                                   -------     -------     -------     -------       -------
Accumulated other comprehensive
  income, end of period            $  11.4     $  24.0     $  18.4     $   7.3       $   7.3
                                   =======     =======     =======     =======       =======

(1) The selected consolidated financial information for the fiscal year ended March has been derived from audited financial statements. The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.

                           Zarlink Semiconductor Inc.
                     (incorporated under the laws of Canada)
                    CONSOLIDATED STATEMENTS OF CASH FLOWS (1)
                     (in millions of U.S. dollars, US GAAP)

                                                 Six months
                                                    ended          Fiscal Years Ended
                                                 ----------     -----------------------
                                                  Sept. 28,     March 30,     March 31,
                                                    2001          2001          2000
                                                 ----------     ---------     ---------
CASH PROVIDED BY (USED IN)
Operating activities:
  Net income (loss) for the period                $ (80.2)      $(270.8)       $  50.2
  Amortization of capital and other assets           12.7         139.6          103.8
  Stock compensation expense                          6.3           3.8             --
  Impairment of capital assets                         --         237.6             --
  Investment tax credits                               --          (5.8)           7.6
  Loss (gain) on disposal of capital assets
    and investments                                   0.4           1.8           (0.7)
  Loss (gain) on disposal of discontinued
    operations                                         --         (65.0)           5.4
  Loss related to equity investment                   1.4           0.6             --
  Deferred income taxes                              (1.5)          1.9           (8.1)
  Other                                                --           7.3             --
  Change in pension liability                         0.3           1.8            3.6
                                                  -------       -------        -------
Cash provided (used) before working
  capital changes                                   (60.6)         52.8          161.8
                                                  -------       -------        -------
  Decrease (increase) in working capital:
      Accounts receivable                            19.2          58.2           15.3
      Inventories                                    32.5         (16.9)           0.7
      Prepaids and other                             (5.3)         13.8           (2.9)
      Accounts payable and accrued
        liabilities                                 (13.4)        (22.6)         (13.6)
      Deferred revenue                                0.1          (2.6)           6.3
                                                  -------       -------        -------
                                                     33.1          29.9            5.8
                                                  -------       -------        -------
Total                                               (27.5)         82.7          167.6
                                                  -------       -------        -------

Investing activities:
  Change in short-term investments                     --          27.6          (22.8)
  Expenditures for capital and other assets         (21.8)        (68.7)         (39.2)
  Proceeds from disposal of capital assets            0.2           1.1            3.3
  Proceeds from repayment of note receivable          4.5            --             --
  Acquisitions                                         --           6.9             --
  Proceeds from sale of discontinued
    operations, net                                   1.3         192.8            6.5
  Increase in long-term investments                  (2.0)         (5.1)            --
                                                  -------       -------        -------
     Total                                          (17.8)        154.6          (52.2)
                                                  -------       -------        -------

Financing activities:
  Repayment of long-term debt                        (0.8)       (133.5)         (19.7)
  Repayment of capital lease liabilities             (2.7)        (49.0)         (22.4)
  Dividends on preferred shares                      (1.0)         (2.0)          (2.1)
  Issue of common shares                              2.1           5.8            0.2
  Share issue costs                                    --            --           (8.2)
  Repurchase of common and preferred shares          (0.4)         (0.3)         (13.9)
                                                  -------       -------        -------
     Total                                           (2.8)       (179.0)         (66.1)
                                                  -------       -------        -------

Effect of currency translation on cash                0.6         (12.9)           2.0
                                                  -------       -------        -------

Increase (decrease) in cash and cash
  equivalents                                       (47.5)         45.4           51.3

Cash and cash equivalents, beginning
  of period                                         179.9         134.5           83.2
                                                  -------       -------        -------

Cash and cash equivalents, end of period          $ 132.4       $ 179.9        $ 134.5
                                                  =======       =======        =======

(1) The selected consolidated financial information for the fiscal years ended March has been derived from audited financial statements. The quarterly selected consolidated financial information is derived from the unaudited interim financial statements.